UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 29, 2018
(Date of earliest event reported)

Halyard Health, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36440	46-4987888
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5405 Windward Parkway Suite 100 South Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (678) 425-9273

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws
On May 29, 2018, the Board of Directors of Halyard Health, Inc. (the “Company”) amended the Company’s Certificate of Incorporation to change the Company’s name from “Halyard Health, Inc.” to “Avanos Medical, Inc.” effective June 30, 2018. A copy of the amendment to the Company’s Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Effective June 30, 2018, the Board of Directors of the Company amended and restated the Company’s bylaws to change the Company’s name from “Halyard Health, Inc.” to “Avanos Medical, Inc.” A copy of the Company’s amended and restated bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01    Other Events.
On June 1, 2018, the Company issued a press release announcing the change in the Company’s name from “Halyard Health, Inc.” to “Avanos Medical, Inc.” effective June 30, 2018. The press release announcing the change in the Company’s name is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.
Item 9.01    Financial Statements and Exhibits

(d)	Exhibits.
The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company
3.2	Fourth Amended and Restated Bylaws of the Company
99.1	Press Release dated June 1, 2018 Announcing Name Change

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALYARD HEALTH, INC.

Date:	June 1, 2018	By:	/s/ John W. Wesley
John W. Wesley Senior Vice President and General Counsel